EXHIBIT 10.15

STUDENT LOAN REPURCHASE AGREEMENT

     This Student Loan Repurchase Agreement is made and entered into as of February 1, 2003 (this “Student Loan Repurchase Agreement”), between STUDENT LOAN CONSOLIDATION CENTER, LLC, a California limited liability company (“SLCC”), and EDUCATION LOAN ASSET-BACKED TRUST I, a Delaware statutory trust (the “Issuer”).

WITNESSETH:

     WHEREAS, the Issuer purchases student loans (the “Student Loans”) from Consolidation Loan Funding II, LLC, a Delaware limited liability company (“CLF”) and an affiliate of SLCC, pursuant to the terms and provisions of a Loan Purchase Agreement, dated as of February 1, 2003 (the “CLF Loan Purchase Agreement”), between the Issuer and CLF; and

     WHEREAS, the Student Loans purchased pursuant to the CLF Loan Purchase Agreement have been originated by CLF; and

     WHEREAS, SLCC has performed, and will continue to perform, certain marketing services for CLF with respect to the Student Loans being originated by CLF and purchased by the Issuer pursuant to the CLF Loan Purchase Agreement; and

     WHEREAS, CLF has entered into a Student Loan Origination and Servicing Agreement, dated as of March 1, 2002 (the “Great Lakes Origination and Servicing Agreement”), with Great Lakes Education Loan Services, Inc. (“Great Lakes”) pursuant to which Great Lakes performs certain origination services; and

     WHEREAS, CLF has entered into an Origination/Servicing Agreement, dated as of March 1, 2002 (the “ACS Origination/Servicing Agreement”), with ACS Education Services, Inc. (“ACS”) pursuant to which ACS performs certain origination services; and

     WHEREAS, CLF, pursuant to the CLF Loan Purchase Agreement, has agreed to repurchase any Student Loan from the Issuer which has lost its guarantee due to any action of CLF or any other originator of such Student Loan; and

     WHEREAS, Great Lakes, pursuant to the Great Lakes Origination and Servicing Agreement, has agreed to repurchase any Student Loan from CLF which has lost its guarantee due to the negligence or misconduct of Great Lakes; and

     WHEREAS, ACS, pursuant to the ACS Origination/Servicing Agreement, has agreed to repurchase any Student Loan from CLF which has lost its guarantee due to the negligence or misconduct of ACS; and

     WHEREAS, in order to induce the Issuer to purchase Student Loans from CLF pursuant to the CLF Loan Purchase Agreement, SLCC has agreed to repurchase any Student Loan from the Issuer which CLF is unable to repurchase and which CLF is unable to require (1) Great Lakes to repurchase such Student Loan pursuant to the Great Lakes Origination and Servicing

Agreement or (2) ACS to repurchase such Student Loan pursuant to the ACS Origination/Servicing Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:

ARTICLE I

REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 1.1 Representations, Warranties and Covenants of SLCC. SLCC hereby represents, covenants, and warrants to the Issuer that:

     (a) Organization and Authority of SLCC. SLCC is a duly organized and validly existing California limited liability company in good standing under the laws of the State of California, and has all necessary statutory power and authority to own its assets and carry on its business as now being conducted; SLCC has, and its officers have, all necessary statutory power and authority to make and perform this Student Loan Repurchase Agreement, and has the power and authority to repurchase Student Loans as required under the terms hereof.

     (b) Eligible Lender Status. If SLCC is required to repurchase a Student Loan pursuant to this Student Loan Repurchase Agreement SLCC will either: (i) have Consolidation Loan Funding, LLC, through The Bank of New York Trust Company of Florida, N.A., as its “eligible lender” under the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder (the “Higher Education Act”), hold such Student Loan; or (ii) engage another “eligible lender” to hold such Student Loan.

     (c) Legal and Binding Obligation. The execution, delivery and performance of this Student Loan Repurchase Agreement by SLCC have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of SLCC; and upon due execution and delivery by the parties hereto, this Student Loan Repurchase Agreement will constitute the legal, valid and binding obligation of SLCC, enforceable in accordance with its terms.

     (d) No Conflicts. Neither the execution, delivery or performance by SLCC of this Student Loan Repurchase Agreement, nor the consummation or performance by SLCC of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of SLCC’s organization documents, or (ii) any indenture, mortgage, contract or other agreement to which SLCC is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on SLCC’s ability for perform its obligations hereunder. SLCC is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of SLCC to perform its obligations under this Student Loan Repurchase Agreement.

     (e) No Defaults or Violations. SLCC is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which SLCC is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on SLCC’s ability for perform its obligations hereunder.

     (f) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Student Loan Repurchase Agreement, or the consummation of the transactions contemplated hereby.

     (g) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of SLCC to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse effect on the ability of SLCC to perform its obligations hereunder.

     (h) Continuing Obligation of SLCC. SLCC agrees that it will (i) remain in good standing and qualified to do business under the laws of the State of California and the jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Student Loan Repurchase Agreement.

      Section 1.2 Representations, Warranties and Covenants of the Issuer. The Issuer hereby represents, covenants, and warrants to SLCC that:

     (a) Organization and Authority of the Issuer. The Issuer is a duly organized and validly existing Delaware statutory trust in good standing under the laws of the State of Delaware; the Issuer has, and the officers acting on its behalf have, all necessary statutory power and authority to make and perform this Student Loan Repurchase Agreement.

     (b) Legal and Binding Obligation. The execution, delivery and performance of this Student Loan Repurchase Agreement by the Issuer have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of the Issuer; and upon due execution and delivery by the parties hereto, this Student Loan Repurchase Agreement will constitute the legal, valid and binding obligation of the Issuer, enforceable in accordance with its terms.

     (c) No Conflict. Neither the execution, delivery and performance by the Issuer of this Student Loan Repurchase Agreement, nor the consummation or performance by the Issuer of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of the Issuer’s organizational documents, or (ii) any indenture, mortgage, contract or other agreement to which the Issuer is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on the Issuer’s ability for perform its obligations hereunder. The Issuer is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Issuer to perform its obligations under this Student Loan Repurchase Agreement.

     (d) No Defaults or Violations. The Issuer is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which the Issuer is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on the Issuer’s ability to perform its obligations hereunder.

     (e) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Student Loan Repurchase Agreement, or the consummation of the transactions contemplated hereby.

     (f) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of the Issuer to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse affect on the ability of the Issuer to perform its obligations hereunder.

     (g) Continuing Obligation of the Issuer. The Issuer agrees that during the term of this Student Loan Repurchase Agreement, it will (i) remain in good standing and qualified to do business under the laws of the state of its organization and any other jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Student Loan Repurchase Agreement.

ARTICLE II

REPURCHASE OBLIGATION OF SLCC

      Section 2.1 Conditions Precedent to Repurchase Obligation. At the request of the Issuer or its assignee, SLCC shall repurchase any Student Loan purchased by the Issuer pursuant to the CLF Loan Purchase Agreement if:

     (a) CLF is required to repurchase such Student Loan pursuant to the terms and provisions of the CLF Loan Purchase Agreement and fails to repurchase such Student Loan;

     (b) Great Lakes is not required to repurchase such Student Loan from CLF pursuant to the Great Lakes Origination and Servicing Agreement; and

     (c) ACS is not required to repurchase such Student Loan from CLF pursuant to the ACS Origination/Servicing Agreement.

      Section 2.2 Repurchase by SLCC. Upon the occurrence of all of the conditions set forth in Section 2.1 hereof and upon the request of the Issuer, SLCC shall pay to The Bank of New York, as the Issuer’s “eligible lender” under the Higher Education Act (the “Eligible Lender Trustee”) and as trustee (the “Trustee”) under the Indenture of Trust, dated as of February 1, 2003 (the “Indenture”), among the Issuer, the Eligible Lender Trustee and the Trustee, for the account of the Issuer, an amount equal to the then-outstanding principal balance of such Student Loan, plus any unamortized premium in excess of par paid by the Issuer with respect to such Student Loan, plus accrued interest and Special Allowance Payments (as defined in the Indenture) accrued and unpaid with respect to such Student Loan on the date of repurchase, plus any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by the Issuer, the Eligible Lender Trustee, the Trustee or the appropriate successors or assigns in connection with such Student Loans.

ARTICLE III

MISCELLANEOUS

      Section 3.1 Communications and Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Eligible Lender Trustee, shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

     If to SLCC:

Student Loan Consolidation Center, LLC
Attn: Mr. Ryan D. Katz, Manager
5005 Wateridge Vista Dr., Suite 150
San Diego, CA 92121
Facsimile: (858) 909-0284
e-mail: rkatz@slccloans.com

     with a copy to:

     Ford Marrin Witmeyer & Gleser, L.L.P.

Attn: John J. Witmeyer, Esq.
Wall Street Plaza
New York, NY 10005-1875
Facsimile: (212) 344-4294
e-mail: jjw@fmew.com

     If to the Issuer:

Education Loan Asset-Backed Trust I
c/o CLF Administration Company, L.L.C.
c/o Lord Securities Corporation
Attention: Dean Christiansen
48 Wall Street, 27th Floor
New York, NY 10005
Facsimile: (212) 346-9012
e-mail: dac@lordspv.com

     If to the Trustee:

The Bank of New York
Attn: Corporate Trust Manager
10161 Centurion Parkway, 2nd Floor
Jacksonville, Florida 32256
Facsimile: (904) 645-1931
e-mail: theintz@bankofny.com

     If to the Eligible Lender Trustee:

The Bank of New York
Attn: Corporate Trust Manager
10161 Centurion Parkway, 2nd Floor
Jacksonville, Florida 32256
Facsimile: (904) 645-1931
e-mail: theintz@bankofny.com

Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

      Section 3.2 Forms of Instruments, Proceedings. All instruments relating to the repurchase of the Student Loans, and all proceedings to be taken in connection with this Student Loan Repurchase Agreement and the transactions contemplated herein, shall be in form and substance mutually satisfactory to SLCC and the Issuer and their respective counsel.

      Section 3.3 Payment of Expenses. Each party to this Student Loan Repurchase Agreement shall pay its own expenses incurred in connection with transactions herein contemplated.

      Section 3.4 Non-Business Days. If the date for taking any action required hereunder is not a Business Day (as defined in the Indenture), then such action can be taken, without interest or penalty, on the next succeeding Business Day, with the same force and effect as if such action was taken on the required date.

      Section 3.5 Amendments, Modifications and Waivers. The provisions of this Student Loan Repurchase Agreement cannot be amended, waived or modified unless such amendment, waiver or modification be in writing and signed by the parties hereto and the Trustee has received a Rating Confirmation (as defined in the Indenture). Inaction or failure to demand strict performance shall not be deemed a waiver.

      Section 3.6 Severability. If any provision of this Student Loan Repurchase Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Student Loan Repurchase Agreement or any part hereof.

      Section 3.7 Remedies. Unless otherwise expressly provided herein, no remedy by the terms of this Student Loan Repurchase Agreement conferred upon or reserved to the Eligible Lender Trustee or the Issuer is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Student Loan Repurchase Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or statute on or after the date of this Student Loan Repurchase Agreement.

      Section 3.8 Assignment. This Student Loan Repurchase Agreement may not be assigned or otherwise transferred, in whole or in part, by one party without the prior written consent of the other parties, which consent shall not unreasonably be withheld.

      Section 3.9 Binding Effect. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

      Section 3.10 Governing Law. This Student Loan Repurchase Agreement shall be construed in accordance with and governed by the law of the State of New York.

      Section 3.11 Entire Agreement. This Student Loan Repurchase Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Student Loan Repurchase Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, are merged into and superseded by this Student Loan Repurchase Agreement.

      Section 3.12 Counterparts. This Student Loan Repurchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Student Loan Repurchase Agreement to be duly executed as of the day and year first above written.

STUDENT LOAN CONSOLIDATION CENTER, LLC	EDUCATION LOAN ASSET-BACKED TRUST 1
	By:	The Bank of New York (Delaware), not in its
individual capacity but solely as Delaware
Trustee

By:	/s/	Ryan Katz	By:	/s/	William T. Lewis

		Ryan Katz, Manager	Name:		William T. Lewis

			Title:		SVP